Exhibit 99.1

Depomed Reports Fourth Quarter and Full Year 2016 Financial Results

- Record Annual Revenue of $456 million in 2016 -

- Record Quarterly Revenue of $124 million in Fourth Quarter —

- Conference Call Scheduled for Today at 4:30 PM EST; Dial-In Information Below -

NEWARK, CA., February 21, 2017 — Depomed, Inc. (Nasdaq:DEPO) today reported financial results and highlighted operational achievements for the quarter and twelve months ended December 31, 2016 and provided 2017 guidance.

“In 2016, we achieved key milestones strengthening our portfolio and de-leveraging our balance sheet.  We ended the year with record annual and quarterly revenue and EBITDA. In addition, we posted all-time net sales highs for every one of our brands,” said Jim Schoeneck, President and Chief Executive Officer of Depomed. “Our full-year net revenue reached $456 million, representing a 33% increase over 2015, with quarterly revenue of $124 million, an 11% increase year over year.  In addition, we have been successful in growing EBITDA from $7 million in 2014 to $111 million in 2015 and $156 million in 2016.  This, along with the early pay down of $100 million of our debt, significantly improves our credit profile and positions us well to refinance. We also built future value into the business as legal victories provided us with 9 more years to grow our flagship NUCYNTA franchise and allowed us to advance our patent infringement case against Purdue.”

Continued Mr. Schoeneck, “With the clarity on NUCYNTA’s exclusivity until December 2025 and the insights gained since its relaunch, in February we began implementing a multi-faceted growth initiative to increase the appropriate use of NUCYNTA Extended Release and Immediate Release and to drive growth across the portfolio. We continue to focus on opportunities to further differentiate our product portfolio, all with the goal of delivering value to our shareholders and to those we serve.”

Business and Financial Highlights

•                                          Record full year net product sales for 2016 were $455 million, an increase of 33% compared to $342 million for full year 2015

•                                          Full year GAAP net loss of ($89) million or ($1.45) per share, which includes a non-cash tax reserve adjustment of ($43) million

•                                          Full year non-GAAP adjusted earnings of $86 million, or $1.15 per share. We are modifying our method of calculating non-GAAP income taxes for non-GAAP adjusted earnings and non-GAAP adjusted earnings per share to align with the guidance under the Non-GAAP Financial Measures Compliance and Disclosure Interpretations issued by the SEC on May 17, 2016.  The amounts above reflect the Company’s prior methodology of calculating its non-GAAP income taxes for comparability to prior periods and to the Company’s prior guidance for 2016. Please see the non-GAAP tax discussion below for further discussion of the new methodology.

•                                          Full year non-GAAP adjusted EBITDA of $156 million

•                                          Fourth quarter 2016 net product sales were a record $124 million, compared to $111 million for fourth quarter of 2015, an increase of 11%

•                                          NUCYNTA franchise reported fourth quarter record net sales of $75 million

•                                          Fourth quarter ending cash and marketable securities was $177 million, cash generated during the quarter was $40 million

•                                          Quarterly GAAP net loss of ($44) million or ($0.72) per share, which includes a non-cash tax reserve adjustment of ($43) million

•                                          Quarterly non-GAAP adjusted earnings of $37 million, or $0.48 per share under the Company’s prior method of calculating its non-GAAP income tax expense.

•                                          Quarterly non-GAAP adjusted EBITDA of $51 million

•                                          U.S. District Court rules in favor of two key NUCYNTA patents, providing market exclusivity until December 2025

•                                          U.S. Court of Appeals upheld patents asserted against Purdue Pharma

•                                          Early payment of $100 million of secured debt in April 2016

NUCYNTA® Franchise Highlights

•                                          Full year 2016 record net sales of $281 million

•                                          Fourth quarter 2016 record net sales of $75 million

•                                          Net sales of $471 million since acquisition on April 2, 2015

•                                          NUCYNTA ER® reached record all-time quarterly prescription volume of over 90,000 in fourth quarter(1)

•                                          NUCYNTA ER 2016 total prescriptions of over 344,000, an increase of 19% over 2015(1)

•                                          NUCYNTA ER reached record all-time quarterly market share of 2.08% of total long acting opioids in December(1)

•                                          NUCYNTA reached record all-time quarterly market share of 0.29% in fourth quarter(1)

Marking a continued commitment to unlock value from its portfolio, in February, the company launched the first of a series of initiatives aimed at driving NUCYNTA growth in 2017 which include:

•                  Salesforce Deployment: adds 75 reps to Pain sales force for a total of 257, an increase  of 41%; Neuro and Oncology sales forces reduced by 70 positions to offset increase; new physician targeting emphasizes reimbursement coverage along with prescription volume

•                  Primary Care Physician Expansion: new salesforce deployment targets more coverage of high decile primary care prescribers

•                  NUCYNTA ER Diabetic Peripheral Neuropathy (DPN) Indication: highlights indication in category unique to NUCYNTA ER

•                  NUCYNTA Immediate Release Promotion: introduces a focused, stand-alone promotional campaign for the first time since relaunch

•                  NUCYNTA Label Expansion Studies: initiating studies aimed at strengthening NUCYNTA’s respiratory depression and abuse profiles

Other Product Portfolio Highlights

•                  Gralise® full-year net sales were $88 million, an increase of 9% compared to $81 million in 2015, fourth quarter net sales were $25 million, an increase of 15% compared to $22 million in the same period last year

•                  Cambia® full-year net sales were $31 million, an increase of 14% compared to $27 million in 2015, fourth quarter 2016 net sales were $8.4 million, an increase of 3% compared to $8.2 million in the same period last year

•                  Introduction of an aspartame-free formulation of CAMBIA for the treatment of migraine

•                  Lazanda® full-year net sales were $27 million, an increase of 50% compared to $18 million in 2015, fourth quarter net sales were $7.5 million, an increase of 42% compared to $5.2 million in the same period last year and record all-time market share of 4.5% in December(1)

•                  Introduction of a 300 mcg dose strength of Lazanda for the treatment of breakthrough cancer pain

•                  Zipsor® full-year net sales were $28 million, an increase of 7% compared to $26 million in 2015, fourth quarter net sales were $8.2 million, an increase of 6% compared to $7.7 million in the same period last year

(1) Source: SHA IDV

REVENUES (GAAP BASIS)

(in thousands, unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2016	2015	2016	2015

Product sales, net:
Nucynta products (1)	$74,693	$68,260	$281,261	$189,854
Gralise	24,995	21,737	88,446	81,054
Cambia	8,373	8,157	31,273	27,426
Lazanda	7,454	5,236	26,547	17,711
Zipsor	8,160	7,669	27,539	25,705
Total product sales, net	123,675	111,059	455,066	341,750

Royalties	236	113	831	985

Total revenues (GAAP Basis)	$123,911	$111,172	$455,897	$342,735

(1)  Nucynta acquisition completed April 2015

Change in Non-GAAP taxes

We are modifying our method of calculating non-GAAP income tax expense for non-GAAP adjusted earnings and non-GAAP adjusted earnings per share to align with the guidance under the Non-GAAP Financial Measures Compliance and Disclosure Interpretations issued by the SEC on May 17, 2016. This new methodology, which the Company will use exclusively beginning in first quarter of 2017, calculates non-GAAP tax expense (benefit) by adjusting the GAAP tax expense (benefit) for the estimated tax impact of each non-GAAP adjustment.  The estimated tax impact is based on the statutory income tax rate for each non-GAAP adjustment.  Previously, we adjusted the non-GAAP tax expense (benefit) to reflect the estimated amount we expected to pay or receive in taxes for the period.

The following tables show the calculation of non-GAAP adjusted earnings and non-GAAP adjusted earnings per share under both the prior and new methodologies for each of the quarters of 2015 and 2016.

2016 NON-GAAP ADJUSTED EARNINGS AND NON-GAAP ADJUSTED EARNINGS PER SHARE (PRIOR METHODOLOGY)

(in thousands, except per share amounts)

	Q1 2016	Q2 2016	Q3 2016	Q4 2016	FY 2016
As reported - GAAP net loss	$(20,917)	$(10,541)	$(12,894)	$(44,368)	$(88,720)
Non-GAAP adjustments	35,794	37,769	38,562	80,629	192,754
Non-cash tax adjustment (1)	(7,014)	(7,447)	(4,739)	784	(18,416)
Non-GAAP adjusted earnings (prior methodology)	$7,863	$19,781	$20,929	$37,045	$85,618
Add interest expense of convertible debt, net of tax	2,156	2,156	2,156	2,156	8,624
Numerator	$10,019	$21,937	$23,085	$39,201	$94,242
Shares used in calculation	80,693	81,356	81,940	82,258	81,597
Non-GAAP adjusted earnings per share (prior methodology)	$0.12	$0.27	$0.28	$0.48	$1.15

(1) Adjusts the provision for income taxes to reflects the estimated amount we expected to pay or receive in taxes for the period.

2016 NON-GAAP ADJUSTED EARNINGS AND NON-GAAP ADJUSTED EARNINGS PER SHARE (NEW METHODOLOGY)

(in thousands, except per share amounts)

	Q1 2016	Q2 2016	Q3 2016	Q4 2016	FY 2016
As reported - GAAP net loss	$(20,917)	$(10,541)	$(12,894)	$(44,368)	$(88,720)
Non-GAAP adjustments	35,794	37,769	38,562	80,629	192,754
Income tax effect of non-GAAP adjustments (1)	(12,543)	(13,190)	(13,479)	(13,220)	(52,431)
Non-GAAP adjusted earnings (new methodology)	$2,334	$14,038	$12,189	$23,041	$51,603
Add interest expense of convertible debt, net of tax (2)	1,348	1,348	1,348	1,348	5,390
Numerator	$3,682	$15,386	$13,537	$24,389	$56,993
Shares used in calculation	80,693	81,356	81,940	82,258	81,597
Non-GAAP adjusted earnings per share (new methodology)	$0.05	$0.19	$0.17	$0.30	$0.70

(1) Calculated by taking the pre-tax non-GAAP adjustments and applying the statutory tax rate.

(2) Uses the statutory tax rate.

2015 NON-GAAP ADJUSTED EARNINGS AND NON-GAAP ADJUSTED EARNINGS PER SHARE (PRIOR METHODOLOGY)

(in thousands, except per share amounts)

	Q1 2015	Q2 2015	Q3 2015	Q4 2015	FY 2015
As reported - GAAP net loss	$(11,633)	$(21,653)	$(11,785)	$(30,667)	$(75,738)
Non-GAAP adjustments	7,821	48,909	38,752	69,212	164,694
Non-cash tax adjustment (1)	(4,181)	(7,036)	(2,076)	(27,845)	(41,138)
Non-GAAP adjusted earnings (prior methodology)	$(7,993)	$20,220	$24,891	$10,700	$47,818
Add interest expense of convertible debt, net of tax (2)	—	2,156	2,156	2,156	8,624
Numerator	$(7,993)	$22,376	$27,047	$12,856	$56,442
Shares used in calculation	59,561	81,186	81,830	81,023	81,099
Non-GAAP adjusted earnings per share (prior methodology)	$(0.13)	$0.28	$0.33	$0.16	$0.70

(1) Adjusts the provision for income taxes to reflects the estimated amount we expected to pay or receive in taxes for the period.

(2) The Company did not use the if-converted method in Q1 2015 as the result would be anti-dilutive.

2015 NON-GAAP ADJUSTED EARNINGS AND NON-GAAP ADJUSTED EARNINGS PER SHARE (NEW METHODOLOGY)

(in thousands, except per share amounts)

	Q1 2015	Q2 2015	Q3 2015	Q4 2015	FY 2015
As reported - GAAP net loss	$(11,633)	$(21,653)	$(11,785)	$(30,667)	$(75,738)
Non-GAAP adjustments	7,821	48,909	38,752	69,212	164,694
Income tax effect of non-GAAP adjustments (1)	(2,300)	(17,609)	(13,715)	(24,935)	(58,559)
Non-GAAP adjusted earnings (new methodology)	$(6,112)	$9,647	$13,252	$13,610	$30,397
Add interest expense of convertible debt, net of tax (2)	—	1,348	1,348	1,348	5,390
Numerator	$(6,112)	$10,995	$14,599	$14,957	$35,787
Shares used in calculation	59,561	81,186	81,830	81,023	81,099
Non-GAAP adjusted earnings per share (new methodology)	$(0.10)	$0.14	$0.18	$0.18	$0.44

(1) Calculated by taking the pre-tax non-GAAP adjustments and applying the statutory tax rate.

(2) Uses the statutory tax rate. The Company did not use the if-converted method in Q1 2015 as the result would be anti-dilutive.

Valuation Allowance on Deferred Tax Assets

The Company recorded a $43 million GAAP tax expense charge related to the establishment of a reserve against the Company’s deferred tax assets during the fourth quarter of 2016.   This charge has no effect on the Company’s cash flows or non-GAAP financial measures and could reverse in future periods.

2017 Financial Outlook

As of February 21, 2017, Depomed is providing its financial outlook for total revenue, non-GAAP adjusted EBITDA, non-GAAP SG&A expense, and non-GAAP R&D expense for the full year 2017:

2017 Guidance
Total Revenue	$490 to $520 million
Non-GAAP Adjusted EBITDA	$170 to $195 million
Non-GAAP SG&A Expense	$192 to $202 million
Non-GAAP R&D Expense	$30 to $38 million

The Company is not providing GAAP net loss or GAAP expense guidance as the Company is not able to estimate its non-recurring expenses for 2017.

Non-GAAP Financial Measures

To supplement our financial results presented on a U.S. generally accepted accounting principles, or GAAP, basis, we have included information about non-GAAP adjusted earnings, non-GAAP adjusted earnings per share and non-GAAP adjusted EBITDA, non-GAAP financial measures, as useful operating metrics. We believe that the presentation of these non-GAAP financial measures, when viewed with our results under GAAP and the accompanying reconciliation, provides supplementary information to analysts, investors, lenders, and our management in assessing the Company’s performance and results from period to period. We use these non-GAAP measures internally to understand, manage and evaluate the Company’s performance, and in part, in the determination of bonuses for executive officers and employees. These non-GAAP financial measures should be considered in addition to, and not a substitute for, or superior to, net income or other financial measures calculated in accordance with GAAP. Non-GAAP adjusted earnings and non-GAAP adjusted earnings per share are not based on any standardized methodology prescribed by GAAP and represent GAAP net income (loss) and GAAP earnings (loss) per share adjusted to exclude amortization, IPR&D and non-cash adjustments related to product acquisitions, stock-based compensation expense, non-cash interest expense related to debt, costs associated with the Company’s defense against the Horizon Pharma hostile takeover bid in 2015 and the special meeting requests made by an activist investor in 2016, adjustments associated with legal settlements, and to adjust for the tax effect related to each of the non-GAAP adjustments (new methodology) or to adjust for the income tax provision to reflect the estimated amounts payable or receivable in cash (prior methodology). Non-GAAP adjusted EBITDA is not based on any standardized methodology prescribed by GAAP and represents GAAP net income (loss) adjusted to exclude interest income, interest expense, amortization, IPR&D and non-cash adjustments related to product acquisitions, stock-based compensation expense, depreciation, taxes, adjustments related to legal settlements, costs associated with the our defense against the Horizon Pharma hostile takeover bid in 2015 and the special meeting requests made by an activist investor in 2016, and transaction costs associated with product acquisitions. Non-GAAP financial measures used by us may be calculated differently from, and therefore may not be comparable to, non-GAAP measures used by other companies.

Conference Call

Depomed will host a conference call today, Tuesday, February 21st, beginning at 4:30 p.m. EST (1:30 p.m. PST) to discuss its results. Participants can access the call by dialing (866) 643-3010 (United States) or (857) 270-6032 (international) referencing Conference ID 71033060.  The conference call will also be available via a live webcast on the Investor Relations section of Depomed’s website at http://www.Depomed.com. Please access the website 15 minutes prior to the start of the call to download and install any necessary audio software. An archived webcast replay will be available on the Company’s website for three months.

INVESTOR AND MEDIA CONTACT:

Christopher Keenan
VP, Investor Relations and Corporate Communications
510-744-8000
ckeenan@depomed.com

CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP BASIS)

(in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2016	2015	2016	2015
	(unaudited)		(unaudited)
Revenues:
Product sales, net	$123,675	$111,059	$455,066	$341,750
Royalties	236	113	831	985
Total revenues	123,911	111,172	455,897	342,735

Costs and expenses:
Cost of sales	22,657	21,007	87,414	67,898
Research and development expense	9,154	6,340	32,631	17,541
Acquired in-process research and development	—	54,900	—	54,900
Selling, general and administrative expense	48,462	58,337	204,498	199,352
Amortization of intangible assets	25,734	27,060	106,845	83,344
Gain on settlement agreement	—	(29,900)	—	(29,900)
Total costs and expenses	106,007	137,744	431,388	393,135

Income (loss) from operations	17,904	(26,572)	24,509	(50,400)
Interest and other income	175	417	485	599
Loss on prepayment of senior notes	—	—	(5,777)	—
Interest expense	(20,537)	(22,701)	(83,719)	(73,436)
Benefit/(Provision) from income taxes	(41,910)	18,189	(24,218)	47,499
Net loss	$(44,368)	$(30,667)	$(88,720)	$(75,738)

Basic and diluted net loss per share	$(0.72)	$(0.51)	$(1.45)	$(1.26)
Shares used in calculating basic and diluted net loss per share	61,695	60,580	61,289	60,117

CONSOLIDATED CONDENSED BALANCE SHEETS

(in thousands)

(unaudited)

	December 31,	December 31,
	2016	2015

Cash, cash equivalents and marketable securities	$177,420	$209,768
Accounts receivable	102,589	71,687
Inventories	13,033	10,494
Income taxes receivable	—	6,358
Property and equipment, net	15,526	14,794
Intangible assets, net	902,149	1,008,994
Deferred tax assets	—	22,995
Prepaid and other assets	14,620	12,159
Total assets	$1,225,337	$1,357,249

Accounts payable	14,855	12,805
Income tax payable	59	—
Interest payable	15,924	18,672
Accrued liabilities	59,398	62,931
Accrued rebates, returns and discounts	131,536	121,058
Senior notes	466,051	563,012
Convertible notes	252,725	237,313
Contingent consideration liability	14,825	14,971
Other liabilities	19,176	11,432
Shareholders’ equity	250,788	315,055
Total liabilities and shareholders’ equity	$1,225,337	$1,357,249

RECONCILIATION OF GAAP NET LOSS TO NON-GAAP ADJUSTED EBITDA

(in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2016	2015	2016	2015
	(unaudited)		(unaudited)

GAAP net loss	$(44,368)	$(30,667)	$(88,720)	$(75,738)
Intangible amortization related to product acquisitions	25,734	27,060	106,845	83,344
Inventory step-up related to product acquisitions	—	35	15	6,023
Product sales benefit related to product acquisitions	—	(488)	—	9,977
Contingent consideration related to product acquisitions	694	652	2,287	(1,377)
Stock based compensation	4,570	4,531	17,172	14,228
Interest income	(137)	(417)	(447)	(599)
Interest expense	19,932	22,091	87,088	71,129
Depreciation	622	661	2,530	2,390
Income taxes	41,910	(18,189)	24,218	(47,499)
Other costs (1)	2,409	8,249	5,352	11,869
Gain on settlement agreement	—	(29,900)	—	(29,900)
Transaction costs	—	189	45	12,456
Non-GAAP adjusted EBITDA	$51,367	$38,707	$156,385	$111,203

(1) Other costs represents non-recurring costs associated with the special meeting requests of an activist investor and costs associated with the Company's defense of Horizon Pharma's hostile takeover attempt

RECONCILIATION OF GAAP NET LOSS TO NON-GAAP ADJUSTED EARNINGS (PRIOR METHODOLOGY)

(in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2016	2015	2016	2015
	(unaudited)		(unaudited)

GAAP net loss	$(44,368)	$(30,667)	$(88,720)	$(75,738)
Non-cash interest expense on debt	4,588	4,173	18,449	15,630
Intangible amortization related to product acquisitions	25,734	27,060	106,845	83,344
Inventory step-up related to product acquisitions	—	35	15	6,023
Product sales benefit related to product acquisitions	—	(488)	—	9,977
Contingent consideration related to product acquisitions	694	652	2,287	(1,377)
Stock based compensation	4,570	4,531	17,172	14,228
Acquired in process research and development	—	54,900	—	54,900
Gain on settlement agreement	—	(29,900)	—	(29,900)
Other costs (1)	2,409	8,249	5,352	11,869
Valuation allowance on deferred tax assets	42,634	—	42,634	—
Non-cash income tax adjustment (3)	784	(27,845)	(18,416)	(41,138)
Non-GAAP adjusted earnings (prior methology)	$37,045	$10,700	$85,618	$47,818
Add interest expense of convertible debt, net of tax (2)	2,156	2,156	8,624	8,624
Numerator	$39,201	$12,856	$94,242	$56,442
Shares used in calculation (2)	82,258	81,023	81,597	81,099
Non-GAAP adjusted earnings per share (prior methodology)	$0.48	$0.16	$1.15	$0.70

(1) Other costs represents non-recurring costs associated with the special meeting requests of an activist investor and costs associated with the Company's defense of Horizon Pharma's hostile takeover attempt

(2) The Company uses the if-converted method to compute diluted earnings per share with respect to its convertible debt.

(3) Prior methodology. Reflects the estimated amount we expected to pay or receive in taxes for the period.

RECONCILIATION OF GAAP NET LOSS TO NON-GAAP ADJUSTED EARNINGS (NEW METHODOLOGY)

(in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2016	2015	2016	2015
	(unaudited)		(unaudited)

GAAP net loss	$(44,368)	$(30,667)	$(88,720)	$(75,738)
Non-cash interest expense on debt	4,588	4,173	18,449	15,630
Intangible amortization related to product acquisitions	25,734	27,060	106,845	83,344
Inventory step-up related to product acquisitions	—	35	15	6,023
Product sales benefit related to product acquisitions	—	(488)	—	9,977
Contingent consideration related to product acquisitions	694	652	2,287	(1,377)
Stock based compensation	4,570	4,531	17,172	14,228
Acquired in process research and development	—	54,900	—	54,900
Gain on settlement agreement	—	(29,900)	—	(29,900)
Other costs (1)	2,409	8,249	5,352	11,869
Valuation allowance on deferred tax assets	42,634	—	42,634	—
Income tax effect of non-GAAP adjustments (3)	(13,220)	(24,935)	(52,431)	(58,559)
Non-GAAP adjusted earnings (new methology)	$23,041	$13,610	$51,603	$30,397
Add interest expense of convertible debt, net of tax (2)	1,348	1,348	5,390	5,390
Numerator	$24,389	$14,957	$56,993	$35,787
Shares used in calculation (2)	82,258	81,023	81,597	81,099
Non-GAAP adjusted earnings per share (new methodology)	$0.30	$0.18	$0.70	$0.44

(1) Other costs represents non-recurring costs associated with the special meeting requests of an activist investor and costs associated with the Company's defense of Horizon Pharma's hostile takeover attempt

(2) The Company uses the if-converted method to compute diluted earnings per share with respect to its convertible debt.

(3) New methodology. Calculated by taking the pre-tax non-GAAP adjustments and applying the statutory tax rate. Expected cash taxes for the period was ($1,508) and zero for the three and twelve months ended December 31, 2016 and $9,656 and ($6,361) for the three and twelve months ended December 31, 2015.

RECONCILATIONS OF GAAP REPORTED TO NON-GAAP ADJUSTED INFORMATION (PRIOR METHODOLOGY)

For the three months ended December 31, 2016

(in thousands)

(unaudited)

	Cost of sales	Research and development expense	Selling, general and administrative expense	Amortization of intangible assets	Interest expense	Benefit from (provision for) income taxes
GAAP as reported	$22,657	$9,154	$48,462	$25,734	$(20,537)	$(41,910)
Non-cash interest expense on debt	—	—	—	—	4,588	—
Intangible amortization related to product acquisitions	—	—	—	(25,734)	—	—
Inventory step-up related to product acquisitions	—	—	—	—	—	—
Contingent consideration related to product acquisitions	—	—	(89)	—	605	—
Stock based compensation	(16)	(167)	(4,387)	—	—	—
Other costs	—	—	(2,409)	—	—	—
Valuation allowance on deferred tax assets	—	—	—	—	—	42,634
Non-cash income tax adjustment (prior methodology)	—	—	—	—	—	784
Non-GAAP adjusted (prior methodology)	$22,641	$8,987	$41,577	$—	$(15,344)	$1,508

RECONCILATIONS OF GAAP REPORTED TO NON-GAAP ADJUSTED INFORMATION (PRIOR METHODOLOGY)

For the twelve months ended December 31, 2016

(in thousands)

(unaudited)

	Cost of sales	Research and development expense	Selling, general and administrative expense	Amortization of intangible assets	Interest expense	Benefit from (provision for) income taxes
GAAP as reported	$87,414	$32,631	$204,498	$106,845	$(83,719)	$(24,218)
Non-cash interest expense on debt	—	—	—	—	18,449	—
Intangible amortization related to product acquisitions	—	—	—	(106,845)	—	—
Inventory step-up related to product acquisitions	(15)	—	—	—	—	—
Contingent consideration related to product acquisitions	—	—	120	—	2,407	—
Stock based compensation	(43)	(496)	(16,633)	—	—	—
Other costs	—	—	(5,352)	—	—	—
Valuation allowance on deferred tax assets	—	—	—	—	—	42,634
Non-cash income tax adjustment (prior methodology)	—	—	—	—	—	(18,416)
Non-GAAP adjusted (prior methodology)	$87,356	$32,135	$182,633	$—	$(62,863)	$—

RECONCILATIONS OF GAAP REPORTED TO NON-GAAP ADJUSTED INFORMATION (PRIOR METHODOLOGY)

For the three months ended December 31, 2015

(in thousands)

(unaudited)

	Product Sales	Cost of sales	Research and development expense	IPR&D	Selling, general and administrative expense	Amortization of intangible assets	Gain on Settlement	Interest expense	Benefit from (provision for) income taxes
GAAP as reported	$111,059	$21,007	$6,340	$54,900	$58,337	$27,060	$(29,900)	$(22,701)	$18,189
Non-cash interest expense on debt	—	—	—	—	—	—	—	4,173	—
Intangible amortization related to product acquisitions	—	—	—	—	—	(27,060)	—	—	—
Inventory step-up related to product acquisitions	—	35	—	—	—	—	—	—	—
Product sales benefit related to product acquisitions	(488)	—	—	—	—	—	—	—	—
Contingent consideration related to product acquisitions	—	—	—	—	(42)	—	—	610	—
Stock based compensation	—	(12)	(58)	—	(4,461)	—	—	—	—
Acquired in process research and development	—	—	—	(54,900)	—	—	—	—	—
Gain on settlement agreement	—	—	—	—	—	—	29,900	—	—
Other costs	—	—	—	—	(8,249)	—	—	—	—
Non-cash income tax adjustment (prior methodology)	—	—	—	—	—	—	—	—	(27,845)
Non-GAAP adjusted (prior methodology)	$110,571	$21,030	$6,282	$—	$45,585	$—	$—	$(17,918)	$(9,656)

RECONCILATIONS OF GAAP REPORTED TO NON-GAAP ADJUSTED INFORMATION (PRIOR METHODOLOGY)

For the twelve months ended December 31, 2015

(in thousands)

(unaudited)

	Product Sales	Cost of sales	Research and development expense	IPR&D	Selling, general and administrative expense	Amortization of intangible assets	Gain on Settlement	Interest expense	Benefit from (provision for) income taxes
GAAP as reported	$341,750	$67,898	$17,541	$54,900	$199,352	$83,344	$(29,900)	$(73,436)	$47,499
Non-cash interest expense on debt	—	—	—	—	—	—	—	15,630	—
Intangible amortization related to product acquisitions	—	—	—	—	—	(83,344)	—	—	—
Inventory step-up related to product acquisitions	—	(6,023)	—	—	—	—	—	—	—
Product sales benefit related to product acquisitions	9,977	—	—	—	—	—	—	—	—
Contingent consideration related to product acquisitions	—	—	—	—	3,684	—	—	2,307	—
Stock based compensation	—	(21)	(277)	—	(13,930)	—	—	—	—
Acquired in process research and development	—	—	—	(54,900)	—	—	—	—	—
Gain on settlement agreement	—	—	—	—	—	—	29,900	—	—
Other costs	—	—	—	—	—	—	—	—	—
Non-cash income tax adjustment (prior methodology)	—	—	—	—	—	—	—	—	(41,138)
Non-GAAP adjusted (prior methodology)	$351,727	$61,854	$17,264	$—	$189,106	$—	$—	$(55,499)	$6,361

RECONCILATIONS OF GAAP REPORTED TO NON-GAAP ADJUSTED INFORMATION (NEW METHODOLOGY)

For the three months ended December 31, 2016

(in thousands)

(unaudited)

	Cost of sales	Research and development expense	Selling, general and administrative expense	Amortization of intangible assets	Interest expense	Benefit from (provision for) income taxes
GAAP as reported	$22,657	$9,154	$48,462	$25,734	$(20,537)	$(41,910)
Non-cash interest expense on debt	—	—	—	—	4,588	—
Intangible amortization related to product acquisitions	—	—	—	(25,734)	—	—
Inventory step-up related to product acquisitions	—	—	—	—	—	—
Contingent consideration related to product acquisitions	—	—	(89)	—	605	—
Stock based compensation	(16)	(167)	(4,387)	—	—	—
Other costs	—	—	(2,409)	—	—	—
Valuation allowance on deferred tax assets	—	—	—	—	—	42,634
Income tax effect of non-GAAP adjustments (new methodology)	—	—	—	—	—	(13,220)
Non-GAAP adjusted (new methodology)	$22,641	$8,987	$41,577	$—	$(15,344)	$(12,496)

RECONCILATIONS OF GAAP REPORTED TO NON-GAAP ADJUSTED INFORMATION (NEW METHODOLOGY)

For the twelve months ended December 31, 2016

(in thousands)

(unaudited)

	Cost of sales	Research and development expense	Selling, general and administrative expense	Amortization of intangible assets	Interest expense	Benefit from (provision for) income taxes
GAAP as reported	$87,414	$32,631	$204,498	$106,845	$(83,719)	$(24,218)
Non-cash interest expense on debt	—	—	—	—	18,449	—
Intangible amortization related to product acquisitions	—	—	—	(106,845)	—	—
Inventory step-up related to product acquisitions	(15)	—	—	—	—	—
Contingent consideration related to product acquisitions	—	—	120	—	2,407	—
Stock based compensation	(43)	(496)	(16,633)	—	—	—
Other costs	—	—	(5,352)	—	—	—
Valuation allowance on deferred tax assets	—	—	—	—	—	42,634
Income tax effect of non-GAAP adjustments (new methodology)	—	—	—	—	—	(52,431)
Non-GAAP adjusted (new methodology)	$87,356	$32,135	$182,633	$—	$(62,863)	$(34,015)

RECONCILATIONS OF GAAP REPORTED TO NON-GAAP ADJUSTED INFORMATION (NEW METHODOLOGY)

For the three months ended December 31, 2015

(in thousands)

(unaudited)

	Product Sales	Cost of sales	Research and development expense	IPR&D	Selling, general and administrative expense	Amortization of intangible assets	Gain on Settlement	Interest expense	Benefit from (provision for) income taxes
GAAP as reported	$111,059	$21,007	$6,340	$54,900	$58,337	$27,060	$(29,900)	$(22,701)	$18,189
Non-cash interest expense on debt	—	—	—	—	—	—	—	4,173	—
Intangible amortization related to product acquisitions	—	—	—	—	—	(27,060)	—	—	—
Inventory step-up related to product acquisitions	—	35	—	—	—	—	—	—	—
Product sales benefit related to product acquisitions	(488)	—	—	—	—	—	—	—	—
Contingent consideration related to product acquisitions	—	—	—	—	(42)	—	—	610	—
Stock based compensation	—	(12)	(58)	—	(4,461)	—	—	—	—
Acquired in process research and development	—	—	—	(54,900)	—	—	—	—	—
Gain on settlement agreement	—	—	—	—	—	—	29,900	—	—
Other costs	—	—	—	—	(8,249)	—	—	—	—
Income tax effect of non-GAAP adjustments (new methodology)	—	—	—	—	—	—	—	—	(24,935)
Non-GAAP adjusted (new methodology)	$110,571	$21,030	$6,282	$—	$45,585	$—	$—	$(17,918)	$(6,746)

RECONCILATIONS OF GAAP REPORTED TO NON-GAAP ADJUSTED INFORMATION (NEW METHODOLOGY)

For the twelve months ended December 31, 2015

(in thousands)

(unaudited)

	Product Sales	Cost of sales	Research and development expense	IPR&D	Selling, general and administrative expense	Amortization of intangible assets	Gain on Settlement	Interest expense	Benefit from (provision for) income taxes
GAAP as reported	$341,750	$67,898	$17,541	$54,900	$199,352	$83,344	$(29,900)	$(73,436)	$47,499
Non-cash interest expense on debt	—	—	—	—	—	—	—	15,630	—
Intangible amortization related to product acquisitions	—	—	—	—	—	(83,344)	—	—	—
Inventory step-up related to product acquisitions	—	(6,023)	—	—	—	—	—	—	—
Product sales benefit related to product acquisitions	9,977	—	—	—	—	—	—	—	—
Contingent consideration related to product acquisitions	—	—	—	—	3,684	—	—	2,307	—
Stock based compensation	—	(21)	(277)	—	(13,930)	—	—	—	—
Acquired in process research and development	—	—	—	(54,900)	—	—	—	—	—
Gain on settlement agreement	—	—	—	—	—	—	29,900	—	—
Other costs	—	—	—	—	—	—	—	—	—
Income tax effect of non-GAAP adjustments (new methodology)	—	—	—	—	—	—	—	—	(58,559)
Non-GAAP adjusted (new methodology)	$351,727	$61,854	$17,264	$—	$189,106	$—	$—	$(55,499)	$(11,060)

RECONCILIATION OF GAAP NET LOSS PER SHARE TO NON-GAAP ADJUSTED EARNINGS PER SHARE (PRIOR METHODOLOGY)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2016	2015	2016	2015
	(unaudited)		(unaudited)

GAAP net loss per share	$(0.72)	$(0.51)	$(1.45)	$(1.26)
Conversion from basic shares to if-converted diluted shares	0.18	0.13	0.36	0.32
Non-cash interest expense on debt	0.06	0.05	0.23	0.19
Intangible amortization related to product acquisitions	0.31	0.33	1.31	1.03
Inventory step-up related to product acquisitions	—	—	—	0.07
Product sales benefit related to product acquisitions	—	(0.01)	—	0.12
Contingent consideration related to product acquisitions	0.01	0.01	0.03	(0.02)
Stock based compensation	0.06	0.06	0.21	0.18
Acquired in process research and development	—	0.68	—	0.68
Gain on settlement agreement	—	(0.37)	—	(0.37)
Other costs (1)	0.03	0.10	0.07	0.15
Valuation allowance on deferred tax assets	0.52	—	0.52	—
Non-cash income tax adjustment (3)	0.01	(0.34)	(0.23)	(0.51)
Add interest expense of convertible debt, net of tax (2)	0.03	0.03	0.11	0.11
Non-GAAP adjusted earnings per share (prior methodology)	$0.48	$0.16	$1.15	$0.70

(1) Other costs represents non-recurring costs associated with the special meeting requests of an activist investor and costs associated with the Company's defense of Horizon Pharma's hostile takeover attempt

(2) The Company uses the if-converted method to compute diluted earnings per share with respect to its convertible debt.

(3) Prior methodology. Reflects the estimated amount we expected to pay or receive in taxes for the period.

RECONCILIATION OF GAAP NET LOSS PER SHARE TO NON-GAAP ADJUSTED EARNINGS PER SHARE (NEW METHODOLOGY)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2016	2015	2016	2015
	(unaudited)		(unaudited)

GAAP net loss per share	$(0.72)	$(0.51)	$(1.45)	$(1.26)
Conversion from basic shares to if-converted diluted shares	0.18	0.13	0.36	0.32
Non-cash interest expense on debt	0.06	0.05	0.23	0.19
Intangible amortization related to product acquisitions	0.31	0.33	1.31	1.03
Inventory step-up related to product acquisitions	—	—	—	0.07
Product sales benefit related to product acquisitions	—	(0.01)	—	0.12
Contingent consideration related to product acquisitions	0.01	0.01	0.03	(0.02)
Stock based compensation	0.06	0.06	0.21	0.18
Acquired in process research and development	—	0.68	—	0.68
Gain on settlement agreement	—	(0.37)	—	(0.37)
Other costs (1)	0.03	0.10	0.07	0.15
Valuation allowance on deferred tax assets	0.52	—	0.52	—
Income tax effect of non-GAAP adjustments (3)	(0.16)	(0.31)	(0.64)	(0.72)
Add interest expense of convertible debt, net of tax (2)	0.02	0.02	0.07	0.07
Non-GAAP adjusted earnings per share (new methodology)	$0.30	$0.18	$0.70	$0.44

(1) Other costs represents non-recurring costs associated with the special meeting requests of an activist investor and costs associated with the Company's defense of Horizon Pharma's hostile takeover attempt

(2) The Company uses the if-converted method to compute diluted earnings per share with respect to its convertible debt.

(3) New methodology. Calculated by taking the pre-tax non-GAAP adjustments and applying the statutory tax rate.